                                                                    Exhibit 4.15
                                                                  EXECUTION COPY


                               AMENDMENT NO. 4 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

            This AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 26, 2002, among Amkor Technology, Inc. a Delaware corporation (the "Borrower") and the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Amended and Restated Credit Agreement dated as of March 30, 2001 (as amended, the "Credit Agreement") among the Borrower, the lenders party thereto (collectively the "Lenders"), the issuing banks party thereto, Salomon Smith Barney Inc. ("SSBI"), as sole book manager, Citicorp USA, Inc., as administrative agent (the "Administrative Agent") and as collateral agent (the "Collateral Agent"), SSBI and Deutsche Banc Alex. Brown Inc. ("DBAB"), as arrangers, and DBAB as syndication agent.

            PRELIMINARY STATEMENTS:

            (1) The parties to this Amendment are party to the Credit Agreement. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

            (2) The parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

            (a) AMENDMENTS TO ARTICLE I (DEFINITIONS AND ACCOUNTING TERMS).

                  (i) The following new definition is hereby inserted in Section
1.1 (Certain Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:

                  "March 2004 Compliance Date" means the date the Agent receives the quarterly financial statements and accompanying certificates delivered pursuant to Section 5.3(c) for the fiscal quarter ending March 31, 2004.

                  (ii) The definition of "Applicable Margin" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended by (x) replacing in its entirety the phrase "December 31, 2002" in the second line thereof with the phrase "the March 2004 Compliance Date" and (y) inserting the following sentence at the end thereto to read in its entirety as follows:

                  Notwithstanding the foregoing, in the event a Default has occurred and is continuing on the March 2004 Compliance Date, then the Applicable Margin with respect to the Term B Facility and the Revolving Credit Facility shall be as set forth above in clauses (a)(i) and (a)(ii) respectively.

                  (iii) The definition of "Unused Commitment Fee Rate" in
Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended and restated in it entirety to read as follows:

                  "Unused Commitment Fee Rate" means (i) for the period beginning on October 1, 2001 through the March 2004 Compliance Date, 0.75% per annum and (ii) at all other times, 0.50% per annum; provided, however, that in the event a Default has occurred and is continuing on the March 2004 Compliance Date, then the Unused Commitment Fee Rate shall be the rate set forth in clause (i) of this definition.

            (b) AMENDMENTS TO ARTICLE V (COVENANTS OF THE BORROWER).

                  (i) Section 5.2(f) (Investments in Other Persons) of the Credit Agreement is hereby amended by inserting the following paragraph at the end thereof to read in its entirety as follows:

      Notwithstanding anything in this Section 5.2(f) to the contrary, during the period commencing on January 1, 2003 and ending on December 31, 2003, cash Investments made pursuant to clauses (ii), (vii) and (x) above shall not exceed $40,000,000 in the aggregate (net of (x) cash returns received on such Investments made during such period and (y) Net Cash Proceeds received in any transaction or series of transactions where any such cash Investment is made and, in connection with such cash Investment, cash is paid, repaid or refunded in the issuance of, or in exchange for, Equity Interests of the Borrower during such period).

                  (ii) Section 5.2(o) (Capital Expenditures) of the Credit Agreement is hereby amended by replacing in its entirety the last paragraph thereof with the following paragraph to read as follows:

      Notwithstanding anything in this clause (o) to the contrary, the Borrower will not at any time permit Capital Expenditures during (i) the fiscal quarters ending on December 31, 2001, March 31, 2002, September 30, 2002, December 31, 2002, March 31, 2003, June 30, 2003, September 30, 2003 and
      December 31, 2003 to exceed $25,000,000 in any such quarter and (ii) the fiscal quarter ending on June 30, 2002 to exceed $45,000,000; provided, that the unused portion of Capital Expenditures permitted in any such fiscal quarter (including any amount carried over from a previous quarter pursuant to this proviso) and not used in such quarter may be carried over and added to the amount otherwise permitted in the immediately succeeding fiscal quarter, through the fiscal quarter ending on December 31, 2003. In the event that, during the period commencing on the Amendment Effective Date through December 31, 2002, the Borrower is not permitted to make any Capital Expenditures pursuant to the immediately preceding sentence, the Borrower shall be permitted to make additional Capital Expenditures, subject to compliance with Section 5.4(f) after giving effect to any Capital Expenditures made hereunder, up to a maximum amount, together with any cash Investments made pursuant to the last sentence of clause (f) of this Section 5.2, not to exceed $50,000,000 in the aggregate; provided, however, that if, after receipt of the quarterly financial statements delivered pursuant to Section 5.3(c) for the fiscal quarter ending June 30, 2002 or September 30, 2002, it is determined that the Borrower has not maintained the Alternative Minimum EBITDA for such quarter, then no additional Capital Expenditures shall be permitted pursuant to this sentence.

                  (iii) Section 5.3(o) (Monthly Financials) of the Credit Agreement is hereby amended by replacing in its entirety the phrase "December, 2002" in the third line thereof with the phrase "April, 2004".

                  (iv) Section 5.4 (Financial Covenants) of the Credit Agreement is hereby amended in its entirety to read as follows:

                        (a) Fixed Charge Coverage Ratio; Revolving Credit Availability. Maintain at all times from and after January 1, 2004, (i) a Fixed Charge Coverage Ratio of not less than 1.10:1 and (ii) as at the last day of each Measurement Period, a Revolving Credit Availability of not less than $50,000,000.

                        (b) Leverage Ratio. Maintain at all times a Leverage Ratio of not more than the amount set forth below for each period set forth below:


               QUARTER ENDING              RATIO
               --------------              -----
               March 31, 2004              2.00:1
               June 30, 2004               2.00:1
               September 30, 2004          2.00:1
               December 31, 2004           2.00:1
               March 31, 2005              2.00:1
               June 30, 2005               2.00:1
               September 30, 2005          2.00:1

                        (c) Interest Coverage Ratio. Maintain at all times an Interest Coverage Ratio of not less than the amount set forth below for each period set forth below:

               QUARTER ENDING              RATIO
               --------------              -----
               March 31, 2004              4.00:1
               June 30, 2004               4.00:1
               September 30, 2004          4.00:1
               December 31, 2004           4.00:1
               March 31, 2005              4.00:1
               June 30, 2005               4.00:1
               September 30, 2005          4.00:1

                        (d) Tangible Net Worth. The Borrower will not permit Tangible Net Worth at any time on or after January 1, 2004 to be less than
      (i) 90% of the Tangible Net Worth on September 30, 2001 plus (ii) 50% of the sum of Consolidated Net Income of the Borrower and its Restricted Subsidiaries for each fiscal quarter beginning with the first quarter after September 30, 2001 (without reduction for losses) plus (iii) the amount of Net Cash Proceeds from issuances of Equity Interests received by the Borrower since September 30, 2001.

                        (e) Minimum EBITDA. Maintain for each Measurement Period ending on the last day of each fiscal quarter set forth below, EBITDA of not less than the amount set forth below opposite such fiscal quarter:

               QUARTER ENDING              AMOUNT
               --------------              ------
               September 30, 2001          $330,000,000
               December 31, 2001           $145,000,000
               March 31, 2002              $60,000,000
               June 30, 2002               $55,000,000
               September 30, 2002          $120,000,000
               December 31, 2002           $150,000,000
               March 31, 2003              $155,000,000
               June 30, 2003               $170,000,000
               September 30, 2003          $200,000,000
               December 31, 2003           $225,000,000


                        (f) Minimum Daily Liquidity. Maintain on each day during each fiscal quarter set forth below the sum on such day of (i) Revolving Credit Availability and (ii) cash and Cash Equivalents of not less than the amount set forth below opposite such quarter:

               QUARTER ENDING              AMOUNT
               --------------              ------
               December 31, 2001           $125,000,000
               March 31, 2002              $90,000,000
               June 30, 2002               $75,000,000
               September 30, 2002          $140,000,000
               December 31, 2002           $140,000,000
               March 31, 2003              $140,000,000
               June 30, 2003               $140,000,000
               September 30, 2003          $140,000,000
               December 31, 2003           $140,000,000;

provided, however, that the amounts for each quarter set forth above shall be increased by an amount (rounded upwards, if necessary, to the nearest $1,000,000) equal to 50% of the sum of (i) any Investment made or held by the Borrower during any such quarter pursuant to the penultimate sentence of Section 5.2(f) and (ii) any Capital Expenditure made by the Borrower during any such quarter pursuant to the last sentence of Section 5.2(o); provided further, however, that the amounts for each quarter set forth above shall be increased by the amount, if any, by which (x) the U.S. dollar equivalent of Net Cash Proceeds received in connection with the Company's September 30, 2002 disposition of the shares of Anam (determined as of the date of the receipt thereof by using the rate of exchange quoted by Citibank in New York, New York at 11:00 am (New York time) on such date) exceeds (y) the sum of (1) the aggregate amount of any mandatory prepayment of the Term B Advances from such Net Cash Proceeds pursuant to Section 2.6(b)(ii), plus (2) the aggregate amount of any prepayments of the Term B Advances made after September 30, 2002 pursuant to Section 2.6(a), plus
(3) any reduction of the Revolving Credit Facility made after September 30, 2002 pursuant to Section 2.5(a).

            SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date when the following conditions precedent have been satisfied:

            (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment;

            (b) each Subsidiary Guarantor shall have executed a consent to this Amendment in the form attached hereto; and

            (c) the Administrative Agent shall have received from the Borrower
(x) for the account of each Lender that has executed this Amendment and delivered evidence thereof satisfactory to the Administrative Agent at or before 5:00 p.m. New York City time on September 26, 2002, an amendment fee equal to 0.25% of the aggregate amount of the outstanding Term B Advances and Revolving Credit Commitments of each such Lender as of such date and (y) the fees set forth in that certain fee letter dated as of September 12, 2002 from the Administrative Agent to the Company.

Furthermore this Amendment is subject to the provisions of Section 8.1 of the Credit Agreement.

            SECTION 3. CONSTRUCTION WITH THE LOAN DOCUMENTS.

            (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified to reflect the changes made in this Amendment as of the Amendment Effective Date.

            (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Issuing Banks, the Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

            (d) This Amendment is a Loan Document.

            SECTION 4. GOVERNING LAW. This Amendment is governed by the law of the State of New York.

            SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower is a party or by which the Borrower is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

            SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          AMKOR TECHNOLOGY, INC.,


                                          By    /s/ KENNETH T. JOYCE
                                             __________________________
                                             Name:  KENNETH T. JOYCE
                                             Title: CHIEF FINANCIAL OFFICER


                                          CITICORP USA, INC.,
                                          as Administrative Agent


                                          By    /s/ SUZANNE CRYMES
                                             __________________________
                                             Name:  SUZANNE CRYMES
                                             Title: VICE PRESIDENT


[Signature page To Amendment No. 4 Amkor Technology Inc. Amended and Restated Credit Agreement]

                              Aeries Finance-II LTD
                              By: INVESCO Senior Secured Management, Inc.
                              As Sub-Managing Agent

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory


                              AIM Floating Rate Fund
                              By: INVESCO Senior Secured Management, Inc.
                              As Attorney in Fact

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory


                              AMARA-1 FINANCE LTD.
                              By: INVESCO Senior Secured Management, Inc.
                              As Financial Manager

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory


                              AMARA-2 FINANCE LTD.
                              By: INVESCO Senior Secured Management, Inc.
                              As Financial Manager

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory


                              AMMC CDO II, Limited
                              By: American Money Management Corp., as
                              Collateral Manager

                              By:   /s/ David P. Meyer
                                    Title: Vice President


                              APEX (IDM) CDO-1, Ltd.
                              By: David L. Babson & Company
                              as Collateral Manager

                              By:   /s/ John Stelwagon
                                    Title: Managing Director





 [SIGNATURE PAGE TO AMENDMENT NO. 4 AMKOR TECHNOLOGY, INC. AMENDED AND RESTATED
                               CREDIT AGREEMENT]

                              ARES III CLO Ltd..
                              By: ARES CLO Management, LLC
                                 General Partner

                              By:   /s/ Seth J. Brufsky
                                    Title: Vice President


                              Ares IV CLO Ltd.
                              By: Ares CLO GP IV, LLC,
                              Its Managing Member

                              By:   /s/ Seth J. Brufsky
                                    Title: Vice President


                              Ares V CLO Ltd.
                              By: ARES CLO Management V, LP,
                              Investment Manager

                              By: ARES CLO GP V, LLC,
                              Its Managing Member

                              By:   /s/ Seth J. Brufsky
                                    Title: Vice President


                              Ares VI CLO Ltd.
                              By: ARES CLO Management VI, LP,
                              Investment Manager

                              By: ARES CLO GP VI, LLC,
                              Its Managing Member

                              By:   /s/ Seth J. Brufsky
                                    Title: Vice President


                              Avalon Capital Ltd.
                              By: INVESCO Senior Secured Management, Inc.
                                 As Portfolio Advisor

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory


                              Avalon Capital Ltd. 2
                              By:  INVESCO Senior Secured Management, Inc.
                              As Portfolio Advisor

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory

                              Bank of America N.A.

                              By:   /s/ Clara Y. Strand
                                    Title: Managing Director


                              Bank of China, New York Branch
                              as Lender

                              By:   /s/ William Warren Smith, Jr.
                                    Title: Chief Loan Officer


                              Bank of Tokyo Mitsubishi Trust Co.
                              as Lender

                              By:   /s/ Jeffrey K. Stanton
                                    Title: Vice President


                              Barclays Bank Plc
                              as Lender

                              By:   /s/ Robert Esposito
                                    Title: Director


                              Black Diamond CLO 1998-1 Ltd.

                              By:   /s/ Alan Corkish
                                    Title: Director


                              Black Diamond CLO 2000-1 Ltd.

                              By:   /s/ Alan Corkish
                                    Title: Director


                              Black Diamond International Funding, Ltd.

                              By:   /s/ Alan Corkish
                                    Title: Director


                              Captiva Finance Ltd.
                              as Lender

                              By:   /s/ David Dyer
                                    Title: Director

                              Ceres II Finance Ltd.
                              By: INVESCO Senior Secured Management, Inc
                              As Sub-Managing Agent (Financial)

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory


                              Charter View Portfolio
                              By: INVESCO Senior Secured Management, Inc
                              As Investment Advisor

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory


                              Citibank, N.A.
                              as Lender

                              By:   /s/ Suzanne Crymes
                                    Title: Vice President


                              Citadel Hill 2000 Ltd.
                              as Lender


                              By:   /s/ N. Kasiotis
                                    Title: Authorized Signatory


                              Clydesdale CLO 2001-1, Ltd.
                              as Lender
                              By: Nomura Corporate Research and Asset
                              Management Inc.
                              As Collateral Manager

                              By:   /s/ Elizabeth Maclean
                                    Title: Vice President


                              Coliseum Funding Ltd.
                              By: Travelers Asset Management
                              International Company LLC

                              By:   /s/ Matthew J. McInerny
                                    Title: Assistant Investment Officer

                              Columbus Loan Funding Ltd.
                              as Lender
                              By: Travelers Asset Management
                              International Company LLC

                              By:   /s/ Matthew J. McInerny
                                    Title: Investment Officer


                              Comerica Bank
                              as Lender

                              By:   /s/ Robert P. Wilson
                                    Title: Vice President


                              CSAM Funding I
                              as Lender

                              By:   /s/ Andrew H. Marshak
                                    Title: Authorized Signatory


                              CypressTree Investment Partners I, Ltd.,
                              By: CypressTree Investment Management
                              Company, Inc., as Portfolio Manager

                              By:   /s/ Michael Ashton
                                    Title: Principal


                              CypressTree Investment Partners II, Ltd.,
                              By: CypressTree Investment Management
                              Company, Inc., as Portfolio Manager

                              By:   /s/ Michael Ashton
                                    Title: Principal


                              CypressTree Investment Management Company, Inc.
                              As: Attorney-in-Fact and on behalf of First
                              Allmerica Financial Life Insurance Company as Portfolio Manager

                              By:   /s/ Michael Ashton
                                    Title: Principal

                              Deutsche Bank Trust Company Americas
                              as Lender

                              By:   /s/ Alexander Bici
                                    Title: Vice President


                              ELC (CAYMAN) Ltd.
                              as Lender
                              By: David L. Babson & Company Inc.,
                              as Collateral Manager

                              By:   /s/ John Stelwagon
                                    Title: Managing Director


                              ELC (CAYMAN) Ltd.1999-III
                              as Lender
                              By: David L. Babson & Company Inc.,
                              as Collateral Manager

                              By:   /s/ John Stelwagon
                                    Title: Director


                              ELC (CAYMAN) Ltd.1999-II
                              as Lender
                              By: David L. Babson & Company Inc.,
                              as Collateral Manager

                              By:   /s/ John Stelwagon
                                    Title: Director


                              ELC (CAYMAN) Ltd.2000-1
                              as Lender
                              By: David L. Babson & Company Inc.,
                              as Collateral Manager

                              By:   /s/ John Stelwagon
                                    Title: Director


                              ELC (CAYMAN) Ltd.CDO Series 1999-I
                              as Lender
                              By: David L. Babson & Company Inc.,
                              as Collateral Manager

                              By:   /s/ John Stelwagon
                                    Title: Director

                              ERSTE Bank
                              as Lender

                              By:   /s/ Gregory T. Aptman
                                    Title: Vice President
                              By:   /s/ John S. Runnion
                                    Title: Managing Director


                              First Dominion Funding II
                              as Lender

                              By:   /s/ Andrew Marshak
                                    Title: Authorized Signatory


                              Fleet National Bank
                              as Lender

                              By:   /s/ Alisa B. Callahan
                                    Title: Vice President


                              Harbour Town Funding LLC
                              as Lender

                              By:   /s/ Ann E. Morris
                                    Title: Assistant Vice President


                              Harbour Town Funding Trust
                              as Lender

                              By:   /s/ Ann E. Morris
                                    Title: Assistant Vice President


                              IBM Credit Corporation

                              By:   /s/ Thomas S. Curcio
                                    Title: Manager of Credit


                              Keybank National Association
                              as Lender

                              By:   /s/ Jeff Kalinowski
                                    Title: Vice President

                              Long Lane Master Trust IV
                              As Lender
                              By: Fleet National Bank as Trust Administrator

                              By:   /s/ Renee Nadler
                                    Title: Authorized Signatory


                              Metropolitan Property and Casualty Insurance
                              Company

                              By:   /s/ James R. Dingler
                                    Title: Director


                              Mizuho Corporate Bank, LTD.
                              as Lender

                              By:   /s/ Nobucki Koike
                                    Title: Senior Vice President


                              ML CLO II Pilgrim America (Cayman) Ltd.
                              By: ING Pilgrim Investment, LLC
                              as its investment manager

                              By:   /s/ Robert L. Wilson
                                    Title: Vice President


                              Mountain Capital CLO II Ltd.,
                              as Initial Lender

                              By:   /s/ Darren P. Riley
                                    Title: Director


                              Oasis Collateralized High Income Portfolio-1 Ltd.
                              By: INVESCO Senior Secured Management, Inc
                              as Subadvisor

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory

                              Octagon Investment Partners II, LLC
                              By: Octagon Credit Investors, LLC
                              as sub-investment manager

                              By:   /s/ Michael B. Nechamkin
                                    Title: Portfolio Manager


                              Octagon Investment Partners III, LLC
                              By: Octagon Credit Investors, LLC
                              as portfolio manager

                              By:   /s/ Michael B. Nechamkin
                                    Title: Portfolio Manager


                              Octagon Investment Partners IV, LLC
                              By: Octagon Credit Investors, LLC
                              as Collateral Manager

                              By:   /s/ Michael B. Nechamkin
                                    Title: Portfolio Manager


                              Sankaty Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 TD., as Term lender

                              By:   /s/ Timothy M. Bams
                                    Title: Vice President


                              Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, LTD, as Term lender

                              By:   /s/ Timothy M. Bams
                                    Title: Vice President


                              Sankaty Advisors, LLC as Collateral Manager for Race Point CLO Limited, as Term lender

                              By:   /s/ Timothy M. Bams
                                    Title: Vice President

                              Sankaty High Yield Partners II, L.P.
                              as Lender

                              By:   /s/ Timothy M. Bams
                                    Title: Vice President


                              Seaboard CLO 2000 Ltd.
                              By: Orix Capital Markets LLC
                              its Collateral Manager

                              By:   /s/ Sheppard HC Davis, Jr.
                                    Title: Managing Director


                              Sequils Pilgrim-1 Ltd.
                              By: ING Investments, LLC
                              as its investment manager

                              By:   /s/ Robert L. Wilson
                                    Title: Vice President


                              Sequils-Liberty, Ltd.
                              By: INVESCO Senior Secured Management, Inc.
                              As Collateral Manager

                              By:   /s/ Joseph Rotondo
                                    Title: Authorized Signatory


                              Sierra CLO-I
                              as Lender

                              By:   /s/ John M. Casparian
                                    Title: Chief Operating Officer (Sierra
                                    CLO) Centre Pacific, Manager


                              Societe Generale

                              By:   /s/ Edward J. Grimm
                                    Title: Director


                              Stanfield CLO Ltd.
                              By: Stanfield Capital Partners LLC
                              as its collateral manager

                              By:   /s/ Christopher A. Bondy
                                    Title: Partner

                              Stanfield/RMF Transatlantic CDO Ltd.
                              By: Stanfield Capital Partners LLC
                              as its collateral manager

                              By:   /s/ Christopher A. Bondy
                                    Title: Partner


                              Stanfield Arbitrage CDO Ltd.
                              By: Stanfield Capital Partners LLC
                              as its collateral manager

                              By:   /s/ Christopher A. Bondy
                                    Title: Partner


                              Sunamerica Senior Floating Rate Fund Inc.
                              By: Stanfield Capital Partners LLC
                              as subadvisor

                              as Lender

                              By:   /s/ Christopher A. Bondy
                                    Title: Partner


                              The Travelers Insurance Company
                              as Lender

                              By:   /s/ Matthew J. McInerny
                                    Title: Investment Officer


                              Toronto Dominion (New York), Inc.
                              as Lender

                              By:   /s/ Stacey L. Malek
                                    Title: Vice President


                              TRSI LLC,
                              as Lender

                              By:   /s/ Rosemary F. Dune
                                    Title: Attorney-in-Fact

                              Tyron CLO Ltd. 2000-1
                              as Lender
                              By: David L. Babson & Company, Inc.,
                              as Collateral Manager

                              By:   /s/ John Stelwagon
                                    Title: Director


                              Wachovia Bank, N.A. fka First Union National Bank as Lender

                              By:   /s/ James F. Heatwole
                                    Title: Director

                              Windsor Loan Funding, Limited
                              By: Stanfield Capital Partners LLC
                              as its Investment Manager

                              By:   /s/ Christopher A. Bondy
                                    Title: Partner

                                                                  EXECUTION COPY

                         CONSENT OF SUBSIDIARY GUARANTOR

                                          Dated as of September 27, 2002


            Each of the undersigned corporations, as a Subsidiary Guarantor under the Subsidiary Guaranty dated April 28, 2000 (as confirmed by the Guaranty and Security Confirmation dated as of March 30, 2001, the "Subsidiary Guaranty") in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

                                    GUARDIAN ASSETS, INC.


                                    By:    /s/ KEVIN HERON
                                        ____________________________
                                        Name:  KEVIN HERON
                                        Title: SECRETARY